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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                                January 22, 2001

                       Commission file number 0-18560


                           The Savannah Bancorp, Inc.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                      Georgia                          58-1861820
          -------------------------------          ------------------
          (State or other jurisdiction of            (IRS Employer
           incorporation or organization)          identification No.)


                       25 Bull Street, Savannah, GA 31401
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 912-651-8200
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

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

Item 5. Other Events.

     On January 22, 2001, The Savannah Bancorp, Inc., a Georgia Corporation, issued the following press release. The press release included the 2000 earnings announcement and five years of historical financial information.


                             THE SAVANNAH BANCORP
                             EARNINGS ANNOUNCEMENT


JANUARY 22, 2001
FOR RELEASE: IMMEDIATELY

              THE SAVANNAH BANCORP REPORTS 21% EARNINGS INCREASE
                           AND EXECUTIVE PROMOTIONS

      The Savannah Bancorp (Nasdaq:SAVB), Savannah, Georgia, a bank holding company for The Savannah Bank, N.A. and Bryan Bank & Trust (Richmond Hill, Georgia), reported record net income of $4,292,000, or $1.56 per diluted share for 2000 compared with net income of $3,533,000 or $1.28 per diluted share in 1999. Net income for 2000 increased 21 percent over 1999 and net income per diluted share increased 22 percent for the same period. These earnings represent a return of 16.23 percent on average equity and a 1.36 percent return on average assets for 2000.

      Net income for the fourth quarter 2000 was $1,152,000, up 22 percent from $946,000 in 1999. Net income per diluted share was 42 cents compared to 34 cents per share in 1999, an increase of 24 percent. During the fourth quarter 1999 the Company announced intentions to buy up to 50,000 shares of treasury stock. Approximately 84 percent of those shares have been purchased to date resulting in fewer outstanding average diluted shares in the fourth quarter 2000.

      In 2000, average loans totaled $232 million compared with $187 million in 1999, an increase of 24 percent. Average deposits totaled $261 million in 2000 and $229 million in 1999, an increase of 14 percent. Average total assets increased 15 percent to $314 million in 2000 from $274 million in 1999.

      The improvement in earnings for 2000 when compared to 1999 primarily resulted from net interest income growth of 16 percent, while other expenses increased 10 percent. Excellent loan growth and rising interest rates contributed to the growth in net interest income and an increase in net interest margin to 4.77 percent from 4.72 percent in 1999. Each subsidiary bank's 2000 earnings increased 20 percent over the 1999 earnings.

      Credit quality remained strong at December 31, 2000 with nonperforming assets of $694,000, or 0.28 percent of total loans. Net loan losses for 2000 were $170,000, or 0.07 percent of average loans.

      Archie H. Davis, President and CEO announced that Mike Odom, President of Bryan Bank & Trust, who has been with Bryan since 1996, was elected to the additional post of Executive Vice President-Administration of The Savannah Bancorp. In his new position, Odom will oversee strategic planning and expansion activities. John Helmken, who has been with The Savannah Bank, N.A. since 1994, was promoted to Executive Vice President of the Bank. Helmken is responsible for all commercial lending and branch office activities. Pamela Snelling, who has been with The Savannah Bank, N.A. since 1997, was promoted to Senior Vice President - Trust. The Trust Department is in its fourth year of operation.

      The Board of Directors declared a regular quarterly dividend of 15 cents per share to shareholders of record on February 2. The dividend is payable on February 23.


Contacts:  Archie H. Davis, President & CEO, 912-651-8200
           Robert B. Briscoe, Chief Financial Officer, 912-651-8225

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                       FOURTH QUARTER FINANCIAL HIGHLIGHTS
                           DECEMBER 31, 2000 AND 1999
                       (thousands, except per share data)

                                                                    Percent
      PERFORMANCE RATIOS                                            Increase
      FOR THE YEAR                            2000         1999    (Decrease)
                                            -------       ------    --------
      NET INCOME                             $4,292       $3,533       21
      Return on average assets                1.36%        1.29%        6
      Return on average equity               16.23%       14.17%       15
      Net interest margin                     4.77%        4.72%        1
      Efficiency ratio                       56.74%       59.76%       (5)

      NET INCOME PER SHARE:
      Basic                                  $ 1.59       $ 1.31       21
      Diluted                                $ 1.56       $ 1.28       22

      AVERAGE SHARES:
      Basic                                   2,704        2,704        0
      Diluted                                 2,748        2,770       (1)

      FOR THE FOURTH QUARTER

      NET INCOME                            $ 1,152        $ 946       22
      Return on average assets                1.36%        1.29%        6
      Return on average equity               16.38%       14.89%       10
      Net interest margin                     4.68%        4.72%       (1)
      Efficiency ratio                       55.43%       59.80%       (7)

      NET INCOME PER SHARE:
      Basic                                   $ .43        $ .35       23
      Diluted                                 $ .42        $ .34       24

      AVERAGE SHARES:
      Basic                                   2,700        2,710        0
      Diluted                                 2,744        2,766       (1)

      BALANCE SHEET DATA AT DECEMBER 31
      Total assets                        $ 344,096    $ 286,098       20
      Interest-earning assets               323,138      268,737       20
      Loans                                 250,436      205,914       22
      Allowance for loan
        losses                                3,369        2,794       21
      Nonperforming assets                      694          342      103
      Deposits                              291,856      234,262       25
      Interest-bearing
        liabilities                         265,230      218,827       21
      Shareholders' equity                   28,656       25,231       14
      Allowance for possible
         loan losses to total
         loans                                1.35%        1.36%       (1)
      Loan to deposit ratio                  85.81%       87.90%       (2)
      Equity to assets                        8.33%        8.82%       (6)
      Tier 1 capital to risk-
         weighted assets                     11.31%       12.15%       (7)
      Book value per share                  $ 10.63       $ 9.31       14
      Outstanding shares                      2,695        2,709       (1)

                 THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
        SELECTED FINANCIAL CONDITION HIGHLIGHTS - FIVE-YEAR COMPARISON
                     ( thousands, except per share data)


SELECTED AVERAGE BALANCES         2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
 Assets                         $314,461  $273,935  $245,014  $205,032  $179,806
 Loans - net of unearned
   income                        231,760   186,997   160,262   139,772   120,232
 Securities                       59,938    59,997    52,448    40,556    37,801
 Other interest-earning
   assets                          7,353    10,677    18,509    12,795   10,048
 Total interest-earning
   assets                        298,406   257,671   231,219   193,123   168,081
 Interest-bearing deposits       220,651   191,818   181,976   151,478   132,870
 Borrowed funds                   25,053    18,484     7,683     4,241     1,748
 Total interest-bearing
   liabilities                   245,704   210,302   189,659   155,719   134,618
 Noninterest-bearing
   deposits                       39,905    36,724    30,137    26,550    24,416
 Total deposits                  260,556   228,542   212,113   178,028   157,286
 Loan to deposit ratio-average       89%       82%       76%       79%       76%
 Shareholders' equity             26,439    24,941    23,445    21,040    19,020

 CREDIT QUALITY DATA
 Nonperforming assets               $694      $342      $233      $497       $82
 Nonperforming loans                 694       297       233       497        82
 Net loan losses                     170        74       175       111        79
 Allowance for loan losses         3,369     2,794     2,323     2,063     1,695
 Nonperforming assets to
   total loans                     0.28%     0.17%     0.14%     0.32%     0.06%
 Net loan losses (recoveries)
   to average loans                0.07%     0.04%     0.11%     0.08%     0.07%

 Allowance for loan losses
   to total loans                  1.35%     1.36%     1.36%     1.34%     1.29%
 Allowance for loan losses coverage
   of net loan losses (times)         20        38        13        19        21

 SELECTED FINANCIAL DATA AT PERIOD-END
 Assets                         $344,096  $286,098  $266,380  $229,172  $197,665
 Interest-earning assets         323,138   268,737   242,669   209,920   177,618
 Loans - net of unearned income  250,436   250,914   170,858   154,218   130,909
 Deposits                        291,856   234,262   232,372   200,444   174,005
 Loan to deposit ratio               86%       88%       74%       77%       75%
 Interest-bearing liabilities    265,230   218,827   200,680   171,833   144,851
 Shareholders' equity             28,656    25,231    24,475    22,397    20,056
 Shareholders' equity to
   total assets                    8.33%     8.82%     9.19%     9.77%    10.15%
 Dividend payout ratio            35.95%    35.21%    48.78%    22.91%    19.22%
 Risk-based capital ratios:
    Tier I capital to
      risk-based assets           11.31%    12.15%    13.12%    14.20%    15.72%
    Total capital to
      risk-based assets           12.56%    13.39%    14.36%    15.44%    16.90%
 Per share:
   Book value                     $10.63    $ 9.31    $ 9.12    $ 8.48    $ 7.61
   Common stock closing
      price (Nasdaq)              $19.25    $19.70    $26.00    $23.38    $16.33
 Common shares outstanding (000s)  2,695     2,709     2,683     2,640     2,635

                 THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
             SELECTED OPERATING HIGHLIGHTS - FIVE-YEAR COMPARISON
                     ( thousands, except per share data)


SUMMARY OF OPERATIONS                 2000     1999     1998     1997     1996
                                     ------   ------   ------   ------   ------
Interest income-taxable
  equivalent                        $26,352  $20,990  $19,342  $16,803  $14,559
 Interest expense                    12,110    8,740    8,736    7,343    6,388
                                     ------   ------   ------   ------   ------
 Net interest income-taxable
   equivalent                        14,242   12,250   10,606    9,460    8,171
 Taxable equivalent adjustment         (305)    (248)    (147)    (136)    (115)
                                     ------   ------   ------   ------   ------
 Net interest income                 13,937   12,002   10,459    9,324    8,056
 Provision for loan losses              745      545      435      480      285
                                     ------   ------   ------   ------   ------
 Net interest income after
   provision for loan losses         13,192   11,457   10,024    8,844    7,771
                                     ------   ------   ------   ------   ------
 Other operating revenue
    Trust fees                          291      192       60       -        -
    Service charges on deposit
      accounts                        1,281    1,032      849      749      741
    Mortgage origination fees           473      601      933      479      211
    Other income (a)                    464      432      459      441      250
    Gains (losses) on sale of
      securities                         13        3        4       -        -
                                     ------   ------   ------   ------   ------
 Total other income                   2,509    2,270    2,304    1,673    1,202
                                     ------   ------   ------   ------   ------
 Personnel expense                    5,099    4,578    4,214    3,405    2,722
 Occupancy and equipment expense      1,310    1,261    1,010      846      717
 Nonrecurring merger expenses (b)        -        -       619       -        -
 Other expense                        2,922    2,682    2,223    1,843    1,692
                                     ------   ------   ------   ------   ------
 Total other expense                  9,331    8,521    8,066    6,094    5,131
                                     ------   ------   ------   ------   ------
 Income before income taxes           6,370    5,206    4,262    4,423    3,842
 Provision for income taxes           2,078    1,673    1,636    1,512    1,314
                                     ------   ------   ------   ------   ------
 Net income                          $4,292   $3,533   $2,626   $2,911   $2,528
                                     ======   ======   ======   ======   ======
 NET INCOME PER SHARE:
   Basic                             $ 1.59   $ 1.31   $ 0.99   $ 1.10   $ 0.96
   Diluted                           $ 1.56   $ 1.28   $ 0.95   $ 1.06   $ 0.93
 Cash dividends paid per share       $ 0.57   $ 0.46    $0.34   $ 0.14   $ 0.08
 Average basic shares
   outstanding                        2,704    2,704    2,661    2,640    2,641
 Average diluted shares
   outstanding                        2,748    2,770    2,760    2,757    2,716

 PERFORMANCE RATIOS (AVERAGES)
 Net yield on interest-earning
   assets                             4.77%    4.75%    4.59%    4.90%    4.86%
 Return on assets                     1.36%    1.29%    1.07%    1.42%    1.41%
 Return on equity                    16.23%   14.17%   11.20%   13.84%   13.29%
 Efficiency ratio                    56.74%   59.76%   63.21%   55.44%   55.42%

 EXCLUDING NONRECURRING ITEMS (c)
 Operating net income               $ 4,292   $3,533   $3,181   $2,911   $2,528
 Operating net income per
   diluted share                      $1.56    $1.28    $1.15    $1.06    $0.93
 Return on assets                     1.36%    1.29%    1.30%    1.42%    1.41%
 Return on equity                    16.23%   14.17%   13.57%   13.84%   13.29%
 Efficiency ratio                    56.74%   59.76%   58.62%   55.44%   55.42%


(a) 1998 includes $57 first quarter Bryan gain on the sale of land purchased for a new Bryan office.
(b) 1998 includes $75 non-recurring data processing buyout expense incurred in the fourth quarter.
(c) Excludes the effects of after-tax merger expenses of $544 and after-tax non-recurring items described in (a) and (b) of $11 in net charges.

                 THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
           SELECTED OPERATING HIGHLIGHTS - FIVE-QUARTER COMPARISON
                      (thousands, except per share data)


SUMMARY OF OPERATIONS               Q4-2000  Q3-2000  Q2-2000  Q1-2000  Q4-1999
                                    -------  -------  -------  -------  -------

 Interest income - taxable
   equivalent                        $7,194   $6,949   $6,332   $5,877   $5,602
 Interest expense                     3,435    3,285    2,834    2,556    2,345
                                     ------   ------   ------   ------   ------
 Net interest income - taxable
   equivalent                         3,759    3,664    3,498    3,321    3,257
 Taxable equivalent adjustment          (79)     (80)     (73)     (73)     (42)
                                     ------   ------   ------   ------   ------
 Net interest income                  3,680    3,584    3,425    3,248    3,215
 Provision for loan losses              175      195      225      150      155
                                     ------   ------   ------   ------   ------
 Net interest income after
   provision for loan losses          3,505    3,389    3,200    3,098    3,060
                                     ------   ------   ------   ------   ------
 Other operating revenue
    Trust fees                           62       63      101       65       55
    Service charges on deposit
      accounts                          345      331      315      290      306
    Mortgage origination fees           112      142      133       86      104
    Other income                        120      114      126      104      128
    Gains (losses) on sale of
      securities                          0        0        0        0        0
                                     ------   ------   ------   ------   ------
 Total other income                     639      650      675      545      593
                                     ------   ------   ------   ------   ------
 Personnel expense                    1,256    1,313    1,272    1,258    1,160
 Occupancy expense                      169      168      168      165      176
 Equipment expense                      188      153      145      154      172
 Other expense                          781      739      729      673      769
                                     ------   ------   ------   ------   ------
 Total other expense                  2,394    2,373    2,314    2,250    2,277
                                     ------   ------   ------   ------   ------
 Income before income taxes           1,750    1,666    1,561    1,393    1,376
 Provision for income taxes             598      537      505      438      430
                                     ------   ------   ------   ------   ------
 Net income                          $1,152   $1,129   $1,056    $ 955    $ 946
                                     ======   ======   ======   ======   ======

 NET INCOME PER SHARE:
   Basic                              $0.43   $ 0.42   $ 0.39   $ 0.35   $ 0.35
   Diluted                            $0.42   $ 0.41   $ 0.38   $ 0.35   $ 0.34
 Cash dividends paid per share        $0.15   $ 0.15   $ 0.15   $ 0.12   $ 0.12
 Average basic shares
   outstanding                        2,700    2,701    2,706    2,709    2,710
 Average diluted shares
   outstanding                        2,744    2,745    2,748    2,755    2,766

 PERFORMANCE RATIOS (AVERAGES)
 Net yield on interest-earning
   assets                             4.68%    4.73%    4.83%    4.78%    4.72%
 Return on assets                     1.36%    1.39%    1.39%    1.37%    1.29%
 Return on equity                    16.38%   16.80%   16.43%   15.15%   14.89%
 Efficiency ratio                    55.43%   56.05%   56.44%   59.32%   59.80%

 SELECTED AVERAGE BALANCES
 Assets                            $335,441 $322,744 $305,319 $293,865 $288,427
 Equity                              27,899   27,146   25,945   25,588   25,205
 Interest-earning assets            318,738  307,368  290,413  278,432  270,642
 Loans                              246,533  240,268  226,726  212,607  199,982
 Deposits                           289,518  266,061  247,557  238,697  238,035

                 THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2000 AND 1999
                  (Amounts in thousands, except share data)


                                                       December 31,
                                                -------------------------
                                                   2000           1999
                                                ---------      ----------
  ASSETS
  Cash and due from banks                       $ 15,130        $ 13,004
  Interest-bearing deposits                        1,319             314
  Federal funds sold                              12,456           2,892
  Investment securities,
     available-for-sale                           59,771          58,163
  Loans                                          250,436         205,914
  Less allowance for loan losses                  (3,369)         (2,794)
                                                ---------      ----------
              Net loans                          247,067         203,120
  Premises and equipment, net                      4,530           4,678
  Other real estate owned                              0              45
  Other assets                                     3,823           3,882
                                                ---------      ----------
              Total assets                      $344,096        $286,098
                                                =========      ==========

  LIABILITIES
  Deposits:
    Noninterest-bearing demand                  $ 47,405        $ 40,150
    Interest-bearing demand                       48,069          40,186
    Savings                                       11,528          12,213
    Money market accounts                         34,873          40,346
    Time, $100,000 and over                       60,385          38,889
    Other time deposits                           89,596          62,478
                                                ---------      ----------
              Total deposits                     291,856         234,262
  Other short-term borrowings                      6,735           6,467
  Federal Home Loan Bank advances                 14,044          18,248
  Other liabilities                                2,805           1,890
                                                ---------      ----------
              Total liabilities                  315,440         260,867
                                                ---------      ----------
  SHAREHOLDERS' EQUITY
   Common stock, par value $1 per
      share: authorized 20,000,000
      shares; issued 2,719,614 in
      2000 and 1999                                2,720           2,720
   Preferred stock, par value $1:
      authorized 10,000,000 shares                   -              -
   Capital surplus                                12,822          13,038
   Retained earnings                              13,476          10,727
   Treasury stock, at cost, 25,107 and
      10,675 shares in 2000 and 1999                (485)           (210)
  Net unrealized gains (losses) on
      available-for-sale securities                  123         (1,044)
                                                ---------      ----------
              Total shareholders' equity          28,656          25,231
                                                ---------      ----------
              Total liabilities and
                 shareholders' equity           $344,096       $ 286,098
                                                =========      ==========

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: January 24, 2001
    ------------------------                        ----------------------
        Robert B. Briscoe
     Chief Financial Officer










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